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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of earliest event reported):
                                 March 6, 2000



                                MGM GRAND, INC.
                            -----------------------
              (Exact Name of Registrant as specified in Charter)


Delaware                            0-16760                           88-0215232
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(State or other                   (Commission                     (IRS Employer
jurisdiction of                   File Number)                    Identification
incorporation)                                                    Number)


        3799 Las Vegas Boulevard South, Las Vegas, Nevada             89109
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     (Address of principal executive offices)                    (Zip Code)



                                (702) 891-3333
               -----------------------------------------------
             (Registrant's telephone number, including area code)


       -----------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.  Other Events

     On March 6, 2000, MGM Grand, Inc. ("MGM Grand") and Mirage Resorts, Incorporated ("Mirage") announced the execution of a definitive Merger Agreement, dated as of March 6, 2000 (the "Merger Agreement"), a copy of which is attached hereto as Exhibit 2 and incorporated herein by reference. A copy of the press release making the announcement is attached hereto as Exhibit 99 and incorporated herein by reference. There is also attached hereto, as Exhibit 10, a Stock Option Agreement between MGM Grand and Mirage which was entered into in connection with the Merger Agreement.


Item 7.  Financial Statements and Exhibits

     (a) - (b) Not applicable.

     (c) Exhibits.

            Exhibit 2 Merger Agreement, dated as of March 6, 2000, between MGM Grand, Mirage Resorts, Incorporated and MGMGMR Acquisition, Inc., Inc.

            Exhibti 10     Stock Option Agreement, dated as of March 6, 2000
                           between MGM Grand, Inc. and Mirage Resorts,
                           Incorporated.

            Exhibit 99 Press release, dated March 6, 2000, issued by MGM Grand, Inc. and Mirage Resorts, Incorporated.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      MGM GRAND, INC.



March 13, 2000                        By:  /s/ James J. Murren
--------------                           ---------------------------------------
    (Date)                                 James J. Murren
                                           President and Chief Financial Officer
                                           and Secretary